

                                                                                                       EXHIBIT 99.2
                                                                                                       ------------
                INDEX TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF
                                PHOTOMEDEX, INC.:
Introduction......................................................................................................2
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September
    30, 2002......................................................................................................3
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the
    Nine Months Ended September 30, 2002..........................................................................4
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the
    Year Ended December 31, 2001..................................................................................5
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements......................................6

                                PhotoMedex, Inc.
         Unaudited Pro Forma Condensed Consolidated Financial Statements

The following Unaudited Pro Forma Condensed Consolidated Balance Sheet of PhotoMedex, Inc. (PhotoMedex) has been prepared based upon PhotoMedex's and Surgical Laser Technologies, Inc. (SLT) historical consolidated balance sheets as of September 30, 2002. The pro forma consolidated balance sheet gives effect to the merger as if it had occurred as of September 30, 2002.

The following Unaudited Pro Forma Condensed Consolidated Statements of Operations of PhotoMedex for the nine months ended September 30, 2002 and for the year ended December 31, 2001 have been prepared based upon PhotoMedex's and SLT's historical consolidated statements of operations for these same periods. The pro forma consolidated statements of operations give effect to the merger as if it had occurred on January 1, 2001.

The acquisition of SLT by PhotoMedex was effected by merging a newly-formed subsidiary of PhotoMedex with and into SLT, with PhotoMedex being the surviving legal parent and SLT becoming a wholly-owned subsidiary. PhotoMedex is the acquirer for accounting purposes.

The pro forma condensed consolidated financial statements do not give effect to estimated annual net cost savings that management expects to achieve after the merger. Further, the pro forma condensed consolidated financial statements do not reflect any costs that may be associated with integrating the two companies as it is not practicable to quantify the annual cost savings and integration costs at this time. These savings and integration costs may be material to PhotoMedex's future results of operations.

The pro forma condensed consolidated statements of operations do not necessarily indicate the actual results of operations that would have been reported if the merger had occurred as of January 1, 2001, nor do they necessarily indicate the results of future operations. In the opinion of management of PhotoMedex, all adjustments and disclosures necessary to fairly present the pro forma condensed consolidated financial statements have been made.

                                PhotoMedex, Inc.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                            As of September 30, 2002

                                 (In thousands)



                                                                                           Pro Forma
                                                      PhotoMedex           SLT            Adjustments          Pro Forma
                                                      ----------        -----------       ----------         --------------

ASSETS
Current Assets                                       $     8,885        $     7,353      $        59  (A)    $       16,297
Property and Equipment                                     2,075              3,037           (1,764) (A)             3,348
Identifiable Intangibles                                     651                521             (303) (A)               869
Goodwill                                                   2,944                599             (599) (A)             2,944
Other Assets                                                 397                 85                -                    482
                                                      ----------        -----------       ----------         --------------

                                                     $    14,952        $    11,595      $    (2,607)        $       23,940
                                                     ===========        ===========      ===========         ==============

LIABILITIES AND EQUITY
Current Liabilities, excluding
    Long Term Debt                                   $     2,901        $     1,629      $       903  (B)    $        5,433
Current Portion of Long Term Debt                             44                133                -                    177
Long Term Debt                                                 -              2,952                -                  2,952
Other Liabilities                                              -                 44                -                     44
Equity                                                    12,007              6,837           (3,510) (B)            15,334
                                                      ----------        -----------      -----------         --------------
                                                     $    14,952        $    11,595      $    (2,607) (B)    $       23,940
                                                     ===========        ===========      ===========         ==============





         See accompanying notes to these pro forma financial statements.

                                PhotoMedex, Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                  For the Nine Months Ended September 30, 2002

                 (In thousands, except share and per share data)



                                                                                           Pro Forma
                                                        PhotoMedex          SLT           Adjustments            Pro Forma
                                                   ---------------   ----------------    -----------         ----------------
Revenues                                          $          2,627   $          8,476    $         -         $         11,103
Costs and Expenses                                           9,137              8,700           (375)( C)              17,462
                                                   ---------------   ----------------    -----------         ----------------

   Loss from Operations                                     (6,510)              (224)           375                   (6,359)

Interest Income (Expense), Net                                  18                (23)             -                       (5)
Other Income (Expense)                                          (5)                 -              -                       (5)
                                                   ---------------   ----------------    -----------         ----------------

Net Loss                                          $         (6,497)  $           (247)   $       375         $         (6,369)
                                                  ================   ================    ===========         ================


Net Loss per Common Share-
   Basic and Diluted                              $          (0.25)                                           $         (0.22)
                                                  ================                                            ===============
Weighted Average Common Shares
   Outstanding-Basic and Diluted                        25,858,184                                                 28,465,504
                                                  ================                                            ===============


         See accompanying notes to these pro forma financial statements.

                                PhotoMedex, Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 2001

                 (In thousands, except share and per share data)



                                                                                           Pro Forma
                                                    PhotoMedex               SLT          Adjustments             Pro Forma
                                                  ----------------    ---------------     ----------         ------------------
Revenues                                          $          4,730   $         10,012    $         -         $           14,742
Costs and Expenses                                          20,758             10,546           (485)( D)                30,819
                                                  ----------------    ---------------     ----------         ------------------

   Loss from Operations                                    (16,028)              (534)           485                    (16,077)

Interest Income (Expense), Net                                 213                (52)             -                        161
Other Income (Expense)                                          77                  -              -                         77
                                                  ----------------    ---------------     -----------        ------------------
Net Loss                                          $        (15,738)  $           (586)   $       485         $          (15,839)
                                                  ================   ================    ===========         ==================


Net Loss per Common Share-
   Basic and Diluted                              $          (0.80)                                          $           (0.71)
                                                  =================                                          =================
Weighted Average Common Shares
   Outstanding-Basic and Diluted                        19,770,749                                                  22,378,069 (E)
                                                  ================                                           =================



         See accompanying notes to these pro forma financial statements.

                                PhotoMedex, Inc.
               Notes to Unaudited Pro Forma Condensed Consolidated
                              Financial Statements

             (In thousands, except share and per share information)

OVERVIEW

On December 27, 2002, PhotoMedex acquired SLT for approximately $6,764, consisting of common stock, warrants to acquire common stock, the assumption of debt and estimated transaction costs. The acquisition was completed through a merger and PhotoMedex was the surviving legal parent and SLT became a wholly-owned subsidiary. PhotoMedex was the acquirer for accounting purposes.

The merger consideration resulted in the equivalent of a fixed exchange ratio of
1.12 shares of PhotoMedex common stock for each share of SLT common stock. As the exchange ratio is fixed, the fair value of PhotoMedex common stock for accounting purposes is based upon the average stock price of $1.32 per share on the date the merger was announced and two days prior to and afterwards.

The purchase price is as follows:

       Fair value of common stock issued (1)          $     3,442
       Fair value of warrants (2)                               -
       Fair value of debt assumed (3)                       3,085
       Transaction costs                                      237
                                                       ----------
           Total estimated purchase price             $     6,764
                                                       ==========
(1) Based on 2,327,965 outstanding shares of SLT common stock at September 30, 2002 multiplied by the exchange ratio of 1.12 shares of PhotoMedex common stock for each share of SLT common stock at the average PhotoMedex stock price of $1.32 per share.

(2) The estimated fair value using the Black-Scholes pricing model for the 89,600 warrants to acquire common stock issued by PhotoMedex at an exercise price of $8.93 per share and using a risk-free interest rate of 3%, expected dividend yield of zero, expected volatility of 131% and contractual term of three months is nominal. The warrants expire on December 31, 2002.

(3) Estimated fair value of SLT debt assumed by PhotoMedex of $3,085 consists of term debt and notes payable. The term debt and notes payable remain outstanding after the merger on the same terms as were available to SLT.

The pro forma statements of operations do not reflect transaction costs of $551 that SLT charged to expense as incurred.

Balance Sheet

PhotoMedex paid approximately $6,764 in aggregate consideration to acquire SLT. The purchase price will be allocated to tangible and intangible assets, based on an estimate of the fair value of the assets acquired. The following allocation of the aggregate purchase price is preliminary and subject to adjustment, based on the final determination of the fair value of the assets acquired:

         Current assets                            $     7,412
         Property and equipment                          1,273
         Identifiable intangible assets                    218
         Other assets                                       85
         Current liabilities                            (2,180)
         Other liabilities                                 (44)
                                                   -------------
               Total purchase price                $     6,764
                                                   =============
The accompanying pro forma balance sheet of PhotoMedex has been prepared as if the acquisition of SLT had occurred as of September 30, 2002 and reflects the following pro forma adjustments:

(A)  Pro forma adjustments to assets consist of the following:

                                                  Current       Property and          Identifiable
                                                   Assets         Equipment            Intangibles            Goodwill
                                                  -------       ------------           ------------           --------
         Adjust inventories to fair value      $        59       $            -     $             -     $            -


         Reverse SLT historical goodwill                 -                    -                   -               (599)


         Reduce proportionately the
            long-term assets acquired by
            the value in which the fair
            value of the net assets
            acquired exceeds the aggregate
            purchase price                               -               (1,764)               (303)                 -
                                                -----------       -------------      --------------       ------------

                                               $        59       $       (1,764)    $          (303)    $         (599)
                                                ==========        =============      ==============       ============

Pro forma adjustments to liabilities and equity consist of the following:

                                                                      Current
                                                                     Liabilities             Equity
                                                                    -----------           -----------

         Reverse SLT equity not assumed                             $         -           $    (6,837)

         Issuance of common stock and warrants                                -                 3,442

         Estimated costs to register common stock financed
             through trade payables                                         115                  (115)

         PhotoMedex estimated merger costs financed through
             trade payables                                                 237                     -

         SLT estimated merger costs financed through trade
             payables                                                       551                     -
                                                                    -----------           -----------
                                                                    $       903           $    (3,510)
                                                                    ===========           ===========

Statements of Operations

The accompanying pro forma statements of operations of PhotoMedex for the nine months ended September 30, 2002 and for the year ended December 31, 2001 have been prepared as if the SLT acquisition occurred as of January 1, 2001 and reflects the following pro forma adjustments:

                                                                  ( C)                         (D)
                                                            Nine Months Ended               Year Ended
                                                           September 30, 2002            December 31, 2001
                                                           ------------------            -----------------
         Eliminate amortization expense of SLT's
             historical goodwill                               $       -                    $       (32)

         Reduce depreciation expense based on the
             revised carrying value of property and
             equipment                                              (317)                          (423)


         Reduce amortization expense based on the
             revised carrying value of identifiable
             intangibles                                             (58)                           (89)

         Record additional cost of sales for the
             step-up in the carrying value of
             acquired inventories                                      -                             59
                                                           ------------------            -----------------
                                                               $    (375)                   $      (485)
                                                           ==================            =================

(E) The weighted-average common shares outstanding of PhotoMedex has been increased for both periods presented by the 2,607,321 shares of common stock issued in connection with this merger. The 89,600 warrants to purchase common stock issued as part of the merger have been excluded from the weighted-average shares outstanding and earnings per share computation as the impact would have been antidilutive.